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							File No. 333-120144
					Filed Pursuant to Rule 497(e) under
						the Securities Act of 1933


                        Pioneer Fundamental Value Fund

                       Supplement dated January 22, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
              Dated November 1, 2012, as revised November 7, 2012

The Board of Trustees of Pioneer Fundamental Value Fund has approved the reorganization of Pioneer Disciplined Value Fund with and into the Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. The Reorganization is expected to occur in the second quarter of 2013. The Reorganization does not require shareholder approval.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Disciplined Value Fund will reorganize with and into Pioneer Fundamental Value Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Disciplined Value Fund."

    . Pioneer Disciplined Value Fund's investment team will manage the Combined Fund.

    . The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Disciplined Value Fund. The Combined Fund's investment objective will be to seek long-term capital growth. The Combined Fund will invest primarily in equity securities of U.S. issuers. The Combined Fund may invest in issuers of any market capitalization. Pioneer Fundamental Value Fund's investment objective is to seek capital appreciation. Current income is a secondary objective. Pioneer Fundamental Value Fund invests primarily in equity securities. Pioneer Fundamental Value Fund may invest a significant portion of its assets in equity securities of medium-and large-capitalization companies.

    . The management fee payable by the Combined Fund will be equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion, 0.55% on the next $4.5 billion, and 0.525% on assets over $7.5 billion. The management fee payable by Pioneer Fundamental Value Fund is equal to 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the next $1 billion, 0.60% of the next $1 billion, 0.55% on the next $4.5 billion, and 0.525% on assets over $7.5 billion. Thus, the management fee payable by the Combined Fund will be lower than the management fee payable by Pioneer Fundamental Value Fund on assets under management up to $2 billion and will be the same as the management fees payable by Pioneer Fundamental Value Fund on assets over $2 billion.

    . It is currently anticipated that the historical performance of Pioneer Disciplined Value Fund will become the Combined Fund's historical performance.

    . The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Additional information about the Reorganization and the Combined Fund will be provided to shareholders prior to the consummation of the Reorganization.

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